EXHIBIT 99



    DaimlerChrysler Auto Trust 2000-A Structural and Collateral Materials








                               DaimlerChrysler

         The information contained in the attached materials is referred to as the "Information".

         The attached Term Sheet has been prepared by Chrysler Financial Company L.L.C. ("CFC"). Neither Chase Securities Inc. ("Chase Securities") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

         The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

         The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

         Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Chase Securities Trading Desk at 212-834-3720.



                            CHASE SECURITIES INC.

                    Joint Lead Manager - Joint Bookrunner



                           Computational Materials

              DaimlerChrysler Auto Trust 2000-A Retail Auto ABS
              -------------------------------------------------


                $1,500,000,000 Retail Auto Asset-Backed Notes

                      Chrysler Financial Company L.L.C.
                             Seller and Servicer


                $655,000,000 Class A-2 [ ]% Asset-Backed Notes
                $405,000,000 Class A-3 [ ]% Asset-Backed Notes
                $440,000,000 Class A-4 [ ]% Asset-Backed Notes



                                Computational
                                  Materials

Neither the Issuer of the Notes nor any of its affiliates make any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the information, including structure and collateral, may be modified from time to time to reflect changed circumstances. The attached term sheet is not intended to be a prospectus and any investment decision with respect to the Notes should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. All information described herein is preliminary, limited in nature and subject to completion or amendment. No representation is made that the above referenced securities will actually perform as described in any scenario presented. The Depositors have not prepared, reviewed or participated in the preparation hereof, are not responsible for the accuracy hereof and have not authorized the dissemination hereof. A final prospectus and prospectus supplement may be obtained by contacting the Salomon Smith Barney Syndicate Desk at (212) 723-6171.


         The information contained in the attached materials is referred to as the "Information".

         The attached Term Sheet has been prepared by Chrysler Financial Company L.L.C. ("CFC"). Neither Salomon Smith Barney Inc. ("Salomon") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

         The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

         The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

         Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Salomon Smith Barney Syndicate Desk at 212-723-6171.









                                $1,500,000,000

                      DaimlerChrysler Auto Trust 2000-A

                      CHRYSLER FINANCIAL COMPANY L.L.C.
                             Seller and Servicer




                           COMPUTATIONAL MATERIALS




The following 18 pages only may be distributed to potential purchasers

The Computational Materials form MUST accompany every Computational Materials package.


                                                     BEAR, STEARNS & CO. INC.






         The information contained in the attached materials is referred to as the "Information".

         The attached Term Sheet has been prepared by Chrysler Financial Company L.L.C. ("CFC"). Neither Bear, Stearns & Co. Inc. ("Bear Stearns") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

         The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

         The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

         Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Bear Stearns Trading Desk at 212-272-4955.

         General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns by calling the telephone number listed above.

[Bear Sterns Logo]




         The information contained in the attached materials is referred to as the "Information".

         The attached Term Sheet has been prepared by Chrysler Financial Company L.L.C. ("CFC"). Neither Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

         The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

         The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

         Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at 212-449-3659.


         The information contained in the attached materials is referred to as the "Information".

         The attached Term Sheet has been prepared by Chrysler Financial Company L.L.C. ("CFC"). Neither Morgan Stanley & Co. Incorporated ("Morgan Stanley") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

         The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

         The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

         Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Morgan Stanley Trading Desk at 212-761-2248.




                               DaimlerChrysler

                      DAIMLERCHRYSLER AUTO TRUST 2000-A

            CHRYSLER FINANCIAL COMPANY L.L.C., Seller and Servicer

                             Subject to Revision
                      Term Sheet dated February 28, 2000

      The trust will issue $1,982,783,000 of securities backed by automobile and light duty truck receivables purchased directly from Chrysler Financial Company L.L.C.

                           Total Securities Issued

                                        Fixed Per Annum
Security              Principal Amount   Interest Rate     Legal Final
--------              ----------------  ---------------    -----------

A-1 Notes             $408,429,000.00       ___ %        January 6, 2001

A-2 Notes             $655,000,000.00       ___ %        January 6, 2003

A-3 Notes             $405,000,000.00       ___ %        December 6, 2003

A-4 Notes             $440,000,000.00       ___ %        January 6, 2005

Certificates(1)       $74,354,000.00        n/a                n/a

(1) The certificates are subordinated, bear no interest, and have no maturity date.


                Initial Credit Enhancement for the Notes (1)

                                              Certificates(2)
                      Overcollateralization   (Subordinated)   Reserve Fund        Total
                      ---------------------   --------------   ------------        -----
Amount                $94,182,804.62          $74,354,000.00   $4,956,957.50  $173,493,762.12

Percentage of Total
Securities                 4.75%                   3.75%           0.25%           8.75%

(1) The expected excess cash flows generated from the difference between the interest collections on all the receivables and the sum of the servicing fee, the interest payments on the outstanding securities and required reserve fund deposits could also provide credit enhancement.

(2)       The certificates do not bear interest.


                              TABLE OF CONTENTS

             Section                    Page
             -------                    ----

o  TRANSACTION ILLUSTRATION               3
o  PARTIES TO THE TRANSACTION             4
o  SECURITIES ISSUED                      5
o  RECEIVABLES POOL                       5
   -    Composition of the
        Receivables Pool                  6
   -    New/Used Distribution             6
   -    Distribution by APR               7
   -    Geographic Distribution           8
   -    Selection Criteria                9
o  NET CREDIT LOSS AND
   DELINQUENCY EXPERIENCE                 9
   -    CFC Net Credit Loss and
        Repossession Experience          10
   -    CFC Delinquency Experience       11
o  PAYMENTS ON THE SECURITIES            11
   -    Payment Dates                    11
   -    Interest Payments                11
   -    Principal Payments               12
   -    Optional Redemption              13
o  FLOW OF FUNDS                         13
   -    Sources of Funds Available
        for Distribution                 13
   -    Application of Available
        Funds                            14
o  CREDIT ENHANCEMENT                    15
   -    Overcollateralization            15
   -    Excess Interest Collections      16
   -    Reserve Fund                     16
   -    Subordinated Certificates        17
o  SERVICING                             17
   -    Compensation                     17

                           TRANSACTION ILLUSTRATION

                          on or before March 8, 2000
                          (approximate $ thousands)



                      CHRYSLER FINANCIAL COMPANY L.L.C.
                            [Seller and Servicer]
                         |                 |                  |
                         |                 |                  |
                         |                 |                  |
   DAIMLERCHRYSLER RETAIL RECEIVABLES LLC  |                  |
          [Special Purpose Entity]         |                  |
|                        |                 |   $2,076,966     |    $4,957
|                        |                 |   receivables    |    reserve
|                        |                 |                  |     fund
|            Overcollateralization         |                  |
|                   $94,183                |                  |
|                                          |                  |
|                                                              Bank One,
|                                                                N.A.
Certificates (1)  ___ DaimlerChrysler Auto Trust 2000-A ___   [Indenture
    $74,354                     [ Issuer ]                     Trustee]
                  |                 |               |
                  |                 |               |
          CHASE MANHATTAN                        A-2 Notes
           BANK DELAWARE        A-1 Notes        $655,000
          [Owner Trustee]       $408,429
                                                 A-3 Notes
                                                 $405,000

                                                 A-4 Notes
                                                 $440,000
---------
(1) The certificates are subordinated.

                         PARTIES TO THE TRANSACTION

      Entity                                 Description
      ------                                 -----------
DaimlerChrysler Auto          o  Issuer of the securities
Trust 2000-A
                              o  A Delaware business trust

                              o  Principal office is in Wilmington, Delaware

Chrysler Financial Company    o  Seller of the receivables to the trust
L.L.C. ("CFC")
                              o  Servicer of the receivables

                              o  An indirect wholly-owned subsidiary of
                                 DaimlerChrysler AG

                              o  A Michigan limited liability company

                              o  Originator of CFC receivables

Bank One, N.A.(1)             o  Indenture trustee

                              o  Performs duties for the benefit of the
                                 noteholders

Chase Manhattan               o  Owner trustee
Bank Delaware(1)
                              o  Performs duties on behalf of the trust and
                                 certificateholders

DaimlerChrysler Retail        o  A special-purpose financing entity
Receivables LLC
                              o  A Michigan limited liability
                                 company, formerly named
                                 Premier Receivables L.L.C.

                              o  An indirect wholly-owned subsidiary of
                                 CFC

                              o  Initial holder of the subordinated
                                 certificates

                              o  Initial owner of rights to
                                 overcollateralization distributions and
                                 residual cash flows
----------
(1) The seller and its affiliates may maintain normal commercial banking relations with the indenture trustee, the owner trustee and their affiliates.

                              SECURITIES ISSUED

The trust will issue $1,982,783,000 of securities, comprised of both notes and certificates.

                           Total Securities Issued

                                        Fixed Per Annum
Security           Principal Amount      Interest Rate      Legal Final
--------           ----------------     ---------------     -----------

A-1 Notes          $408,429,000             ___ %         January 6, 2001

A-2 Notes          $655,000,000             ___ %         January 6, 2003

A-3 Notes          $405,000,000             ___ %         December 6, 2003

A-4 Notes          $440,000,000             ___ %         January 6, 2005

Certificates(1)    $74,354,000              n/a                  n/a

--------
(1) The certificates are subordinated, bear no interest, and have no maturity date.

Other points to consider include:

o the outstanding principal of each class of notes is due by its maturity date (each a "Legal Final"),

o the offered securities will be issued on or about March 8, 2000 in book-entry form through the facilities of the Depository Trust Company, Clearstream, Luxembourg, and the Euroclear System, and

o by March 8, 2000, two nationally recognized rating agencies will rate the offered securities in the highest investment rating category.

                               RECEIVABLES POOL

      On March 8, 2000, the trust will use the proceeds from the issuance of the securities to purchase a pool of automobile and light duty truck receivables from the seller. Collections on this pool of receivables will be the trust's principal source of funds for making payments on the securities. The following information about the receivables is as of February 18, 2000 (the "Cut-off Date").

The receivables pool had the following characteristics:

                     Composition of the Receivables Pool
                           As of February 18, 2000

Aggregate Principal Balance              $2,076,965,804.62

Number of Receivables                          134,795

Average Principal Balance                    $15,408.33

Weighted Average APR                            9.02%

Weighted Average Original Term               60.22 months

Weighted Average Remaining Term              55.21 months

Weighted Average Seasoning                    5.01 months

As a Percentage of the Aggregate
Principal Balance:

    Receivables with Recourse to Dealers         1.54%


The receivables pool had the following new vehicle/used vehicle distribution:

                New/Used Distribution of the Receivables Pool
                           As of February 18, 2000

                                                  New               Used
                                                  ---               ----

Aggregate Principal Balance                $1,584,010,622.02  $492,955,182.60

Percentage of Aggregate Principal Balance        76.27%            23.73%

Number of Receivables                            94,036            40,759

Percentage of Receivables                        69.76%            30.24%

The receivables pool had the following distribution by APR:

                 Distribution by APR of the Receivables Pool
                           As of February 18, 2000

                        Number of        Aggregate       Percent of Aggregate
APR Range              Receivables    Principal Balance  Principal Balance(1)
---------              -----------    -----------------  --------------------

0.00% to 5.00%            13,610      $  254,456,114.74         12.3%

5.01% to 6.00%             4,687          92,891,084.68          4.5%

6.01% to 7.00%             3,343          45,478,296.61          2.2%

7.01% to 8.00%            18,310         293,190,658.08         14.1%

8.01% to 9.00%            23,221         366,367,543.23         17.6%

9.01% to 10.00%           20,824         324,506,696.63         15.6%

10.01% to 11.00%          13,844         206,963,680.25         10.0%

11.01% to 12.00%          11,111         158,176,887.08          7.6%

12.01% to 13.00%           8,208         112,007,417.62          5.4%

13.01% to 14.00%           5,271          69,881,468.86          3.4%

14.01% to 15.00%           3,340          42,544,751.05          2.0%

15.01% to 16.00%           2,315          29,156,025.17          1.4%

16.01% to 17.00%           1,746          21,951,169.87          1.1%

17.01% to 18.00%           2,848          36,551,964.88          1.8%

18.01% to 19.00%             601           6,769,420.63          0.3%

19.01% to 20.00%           1,435          15,288,080.64          0.7%

Greater than 20.00%           81             784,544.60          0.0%

Totals                   134,795      $2,076,965,804.62        100.0%

(1) Percentages may not add to 100.0% because of rounding.

      The following table lists the ten states with the largest percentage concentration of the aggregate principal balance of the receivables pool based on the physical address of the dealer originating the receivable. No other state accounts for more than 2.8% of the aggregate principal balance of the receivables pool as of February 18, 2000.

               Geographic Distribution of the Receivables Pool
                           As of February 18, 2000

                                         Percentage of Aggregate
         State                            Principal Balance (1)
         -----                           -----------------------

Texas                                            9.3%

Pennsylvania                                     7.7%

California                                       6.6%

New York                                         6.5%

Florida                                          5.3%

Maryland                                         5.3%

Illinois                                         5.2%

Georgia                                          3.5%

Michigan                                         3.5%

Virginia                                         2.9%

All Other                                       44.2%

Total                                          100.0%

(1) Percentages may not add to 100.0% because of rounding.

Selection Criteria

      We used the following criteria to select the receivables pool:

          o Each receivable was originally purchased by the seller from dealers in the ordinary course of its business.

          o Interest on each receivable is computed using the simple interest method.

          o    As of February 18, 2000:

               - no receivable was more than 30 days past due (an account is not considered past due if the amount past due is less than 10% of the scheduled monthly payment);

               - no receivable was the subject of a bankruptcy proceeding;

               - each receivable had a principal balance of at least $300.00;
                 and

               - each receivable had a scheduled maturity on or before
                 February 28, 2006.

The seller believes its selection procedures are not adverse to securityholders.


                    NET CREDIT LOSS AND DELINQUENCY EXPERIENCE

      Net credit loss experience is dependent upon general economic conditions, the number of repossessions, the amount of principal and accrued interest outstanding on the receivable at the time of repossession, and the resale values of the repossessed vehicles.

      The following tables detail the net credit loss, repossession and delinquency experience of CFC's United States portfolio of new and used automobile and light duty truck retail receivables. The information includes:


          o an immaterial amount of retail receivables secured by vehicles other than automobiles and light duty trucks, and

          o    previously sold contracts which CFC continues to service.

      Unless otherwise indicated, all amounts and percentages are based on estimated gross collections, including principal and interest.

      We cannot assure you that the delinquency, repossession and net credit loss experience on the receivables sold to the trust will be comparable to the following historical experience.

                    CFC Net Credit Loss and Repossession
                           Experience ($ Millions)

                                                                Year Ended December 31,
                                    ---------------------------------------------------------------------------------
                                          1999            1998            1997             1996              1995
                                          ----            ----            ----             ----              ----
Average Amount Outstanding
  During the Period                 $      26,191    $      23,581    $      21,485    $      21,062    $      19,486

Average Number of Contracts
  Outstanding During the Period         1,835,534        1,747,846        1,688,525        1,671,405        1,572,963

Repossessions as a Percentage of
  Average Number of Contracts
  Outstanding                                2.16%            2.77%            3.40%            3.82%            3.05%

Net Credit Losses as Percentage
  of Liquidations (1) (2)                    1.91%            2.77%            3.36%            3.17%            2.25%

Net Credit Losses as a Percentage
  of Average Amount
  Outstanding (1)                            0.98%            1.39%            1.80%            1.68%            1.16%

----------
(1) Net credit losses are equal to the aggregate of the balances of all receivables which are determined to be uncollectible in the period, less any amounts realized from the sale of repossessed vehicles and any recoveries on receivables charged off in the current or prior periods, net of any disposition expenses and any dealer commissions which CFC failed to recover on receivables that were prepaid or charged off.

(2) Liquidations represent monthly cash payments and charge-offs which reduce the outstanding balance of a receivable.

                          CFC Delinquency Experience
                                  ($ Millions)

                                                          At December 31,
                               -----------------------------------------------------------------
                                  1999           1998         1997         1996          1995
                                  ----           ----         ----         ----          ----
Portfolio                     $   27,255    $   24,854    $   21,879    $   21,197    $   20,913

Delinquencies as a
Percentage of the Portfolio

31 - 60 Days                        1.78%         2.27%         3.24%         3.98%         3.44%

61 Days or More                     0.17%         0.20%         0.46%         0.55%         0.48%

Total                               1.95%         2.47%         3.70%         4.53%         3.92%


                          PAYMENTS ON THE SECURITIES

Payment Dates

          o Interest and principal will be payable on the 6th of each month. If the 6th is not a business day, then interest and principal will be payable on the next business day.

          o    The first payment will be on April 6, 2000.

          o Payments will be payable to securityholders of record on the business day before the payment date.

Interest Payments

          o The first interest payment will be calculated on the original principal amount of each class of notes at the applicable per annum interest rate.

          o Subsequent interest payments will be calculated on the outstanding principal balance of each note class as of the prior payment date (after giving effect to any payment of principal on that date) at the applicable per annum interest rate.

          o To calculate interest due on the A-1 notes on a payment date, the per annum interest rates will be converted from an annual rate as follows:

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Days in Initial Interest       Days in Subsequent            Day Count
    Accrual Period         Interest Accrual Periods         Convention
------------------------   ------------------------         ----------
                              From           To
                          (including)    (excluding)
                          -----------    -----------
                             prior         current
29 days                     payment        payment           actual/360
                             date           date

          o To calculate the interest due on the A-2, A-3 and A-4 notes on a payment date, the per annum interest rates will be converted from an annual rate as follows:

Days in Initial Interest        For Subsequent Interest        Day Count
    Accrual Period                  Accrual Periods           Convention
------------------------        -----------------------       ----------
                                1/12th of per annum
28 days                            interest rate                30/360

          o Interest payments on all classes of notes will have the same priority. If the available amount for interest payments, including the balance in the reserve fund, is less than the amount due, each class of notes will receive their pro rata share.

      Refer to the "Flow of Funds" section for information on how the amount available for interest payments is determined. Also refer to the "Credit Enhancement - Reserve Fund" section for information on how the reserve fund may be used to make interest payments.

Principal Payments

          o The amount of principal payments on the securities on each payment date will generally equal the amount of principal that was collected on the receivables during the prior calendar month plus Excess Interest Collections.

          o Principal of each class of notes will generally be repaid over a span of several consecutive months.

          o The trust will pay principal sequentially to the earliest maturing class of notes then outstanding until such class is paid in full.

          o The certificates will not receive any principal payments until all notes are paid in full.

          o The trust is required to pay the outstanding principal of each class of notes by the applicable Legal Final.

          o The final principal payment on any class of notes could occur significantly earlier than its Legal Final.

          o The rate of principal payment on the notes will increase to the extent Excess Interest Collections are applied to pay note principal.

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      Refer to the "Flow of Funds" section for information on how the amount available for principal payments is determined. Refer to the "Credit Enhancement" section for information on Excess Interest Collections.

Optional Redemption

      The servicer will have the option to purchase all of the remaining receivables from the trust when their aggregate principal balance declines to an amount that is less than or equal to 10% of the initial aggregate principal balance of the receivables, or $207,696,580 or less. If the servicer decides to exercise this option, then the outstanding principal amounts of the A-4 notes and the certificates, together with any accrued and unpaid interest, will be repaid in a lump sum payment. The lump sum payment under this optional redemption will shorten the maturity of the A-4 notes and certificates.

                                FLOW OF FUNDS

Sources of Funds Available for Distribution

      Funds from the following sources may be available to make payments on the securities on each payment date:

          o collections received on the receivables during the prior calendar month,

          o net recoveries received during the prior calendar month on receivables that were charged off as losses in prior months,

          o investment earnings on the reserve fund received during the prior calendar month,

          o    administrative and/or warranty repurchases, and

          o    the reserve fund.

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Application of Available Funds

      On each monthly payment date the total funds available (except for the reserve fund) will be distributed in the following order of priority:


                            Monthly Flow of Funds

                              pay servicing fee

                                      |

                      pay accrued interest on the notes

                                      |

                          replenish reserve fund, if
                     necessary, up to the initial amount

                                      |

                     pay up to the outstanding principal
                           amount of the A-1 notes

                                      |

                        pay the overcollateralization
               distribution amount, if any, to DaimlerChrysler
                            Retail Receivables LLC

                                      |

                     pay up to the outstanding principal
                           amount of the A-2 notes

                                      |

                     pay up to the outstanding principal
                           amount of the A-3 notes

                                      |

                     pay up to the outstanding principal
                           amount of the A-4 notes

                                      |

                     pay up to the outstanding principal
                          amount of the certificates

                                      |

                   distribute remaining balance, if any, to DaimlerChrysler Retail Receivables LLC


                                     14


                              CREDIT ENHANCEMENT

      The following forms of credit enhancement are intended to enhance the likelihood of full payment of principal and interest due to the noteholders and to decrease the likelihood that the noteholders will experience losses of principal or interest on their notes.

Overcollateralization

      Overcollateralization is represented by the principal balance of receivables in excess of the principal balance of the securities. The initial overcollateralization amount of $94,182,804.62 is equal to the initial receivables balance of $2,076,965,804.62 minus the initial principal amount of the securities of $1,982,783,000.00. This excess collateral is intended to protect noteholders from losses on the receivables. It is expected that overcollateralization will absorb all losses, and that overcollateralization may even increase over time.

      For any month, overcollateralization will increase if principal payments on the securities are greater than collections of principal payments on the receivables. This occurs when Excess Interest Collections are used to make principal payments on the securities.

      Refer to the "Excess Interest Collections" section below for additional information on Excess Interest Collections. Distribution of Initial Overcollateralization

      The trust will distribute the initial overcollateralization amount to DaimlerChrysler Retail Receivables LLC. As illustrated in the "Application of Available Funds" section, the trust may begin to distribute the initial overcollateralization amount on the same payment date on which the A-1 notes are paid in full. The trust will continue to make distributions until the initial overcollateralization amount is fully distributed. No overcollateralization distribution will be made in any month the balance of the reserve fund is below $4,956,957.50. The amount to be distributed on each payment date will be the greater of:

  (i)  $0.00

  or

  (ii) the lesser of (a) D - [S - (P X 94.75%)] or (b) D minus the A-1 notes principal payment for the current payment date where:

                                    |              accrued                 |
      total funds available         | servicing    interest      reserve   |
D = for distribution (except  minus |    fee    +   on the  + fund deposit |
      for the reserve fund)         |               notes                  |

     the outstanding principal amount of the securities as of the S = prior payment date, after giving effect to payments made on that date

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     the outstanding principal balance of the receivables as of
P =  the prior calendar month end.

      The purpose of the above calculation is to maintain the overcollateralization amount at least at 5.25% of the outstanding principal balance of the receivables as of the prior calendar month end on any payment date in the distribution period. The sum of the monthly overcollateralization distributions over the life of the transaction will not exceed the initial overcollateralization amount.

Excess Interest Collections

      "Excess Interest Collections" are equal to (A) the sum of (i) interest collections received on the receivables during the prior calendar month and
(ii) investment earnings on the reserve fund received during the prior calendar month minus (B) the sum of (i) the servicing fee for the prior calendar month, (ii) accrued interest on the notes, (iii) the amount, if any, required to replenish the reserve fund to $4,956,957.50, and (iv) the overcollateralization distribution made to DaimlerChrysler Retail Receivables LLC, if any.

      Excess Interest Collections provide an additional form of credit enhancement when used to make principal payments on the securities. As described in the "Overcollateralization" section above, the use of Excess Interest Collections to pay principal on the securities will cause the outstanding principal amount of the securities to decrease faster than the principal balance of the receivables, thereby increasing the amount of overcollateralization.

      As credit losses on receivables and delinquent receivables decrease the amount of interest collections received on the receivables in a month, Excess Interest Collections will be reduced or eliminated for such month. In addition, during the overcollateralization distribution period, Excess Interest Collections will be reduced or eliminated.

Reserve Fund

          o On March 8, 2000, the seller will provide funds from the proceeds of its sale of receivables to establish a $4,956,957.50 reserve fund.

          o The indenture trustee will hold the reserve fund for the benefit of the noteholders.

          o The reserve fund will be invested in high quality, short term investments which mature on or prior to each monthly payment date.

          o If the total funds available for distribution minus the servicing fee is less than accrued interest on the notes, the reserve fund will be available to make interest payments.

          o If a class of notes has not been paid in full on its Legal Final, the reserve fund will be applied to the payment of principal for that class of notes.

          o If the aggregate outstanding principal amount of the notes exceeds the outstanding principal balance of the receivables as of the prior calendar month end, the reserve fund will be applied to the payment of principal of the notes.

                                     16


          o As illustrated in the "Flow of Funds" section above, on each payment date the reserve fund will be reinstated up to the initial balance to the extent funds are available.

          o After full payment of all accrued interest on the notes and the outstanding principal balance of the securities, the reserve fund will be distributed to DaimlerChrysler Retail Receivables LLC.

Subordinated Certificates

      As additional credit enhancement, the certificates do not bear interest and will not receive any principal payments until the notes are paid in full. The payments on the certificates are subordinated to payments on the notes to decrease the likelihood that the trust will default in making payments due on the notes.

                                  SERVICING

Compensation

          o    The servicer will be compensated on a monthly basis.

          o The first servicing fee will be calculated on the original principal amount of the receivables at 1.00% per annum.

          o For the first servicing fee calculation, the per annum servicing fee rate will be converted from an annual rate using the number of days from February 18, 2000 to March 31, 2000 on a 30/360 basis, or 43 days over 360.

          o Subsequent servicing fees will be calculated on the principal balance of the receivables as of the first day of the prior calendar month at 1/12th of 1.00%.

          o As illustrated in the "Flow of Funds" section above, the servicing fee will be paid out of the total funds available for distribution each month.

                                     17